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                                                                   Exhibit 10.22

                                  BIOGEN, INC.
                     1987 SCIENTIFIC BOARD STOCK OPTION PLAN
               (As amended and restated through February 7, 2003,
                       effective as of February 7, 2003)

I. PURPOSE OF THE PLAN

      The Plan is intended to encourage ownership of shares of the Common Stock by members of the Scientific Board of the Company and to provide an additional incentive to those Scientific Board members to promote the success of the Company and its Affiliates.

II. DEFINITIONS

      1. "Affiliate" means (a) a corporation in respect of which the Company owns directly or indirectly fifty percent (50%) or more of the voting shares thereof or which is otherwise controlled by the Company; or (b) to the extent not inconsistent with Section 424 of the Code, an unincorporated trade or business controlled by the Company which has elected, for federal income tax purposes, to be either (i) classified as an association taxable as a corporation or (ii) disregarded as an entity separate from its owner (as provided in Section 301.7701-3 of the federal income tax regulations). For purposes of this definition, the Company shall be deemed to control another entity if the Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities, by contract or otherwise.

      2. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      3. "Committee" means the Stock and Option Plan Administration Committee of the Board of Directors of the Company or, if such committee ceases to exist, the Board of Directors of the Company or a committee thereof to which responsibility for administering the Plan shall have been delegated.

      4. "Common Stock" means the common stock of the Company, par value $0.01 per share.

      5. "Company" means Biogen, Inc., a Massachusetts corporation.

      6. "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time.

      7. "Fair Market Value" shall have the meaning set forth in Section VI.A.

      8. "Member" means a member of the Scientific Board of the Company.

      9. "Option" means a stock option granted under the Plan.

      10. "Option Certificate" means a certificate delivered to an Option holder by the


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Company pursuant to the Plan, in such form as the Committee shall approve, which sets forth the terms and conditions of an Option.

      11. "Plan" means this 1987 Scientific Board Stock Option Plan, as amended and restated from time to time.

      12. "Securities Act" means the United States Securities Act of 1933, as amended from time to time.

III SHARES SUBJECT TO THE PLAN

      The aggregate number of shares as to which Options may be granted from time to time shall be 3,020,000 shares of the Common Stock.

      If any Option ceases to be "outstanding", in whole or in part, other than by reason of the exercise of such Option, the shares which were subject to such Option shall be available for the granting of other Options. Any Option shall be treated as "outstanding" until such Option is exercised in full, terminates under the provisions of the Plan or expires by reason of lapse of time.

      The aggregate number of shares as to which Options may be granted shall be subject to change only by means of an amendment adopted in accordance with
Article XI, subject to the provisions of Article VIII.

IV. ADMINISTRATION OF THE PLAN

      The Plan shall be administered by the Committee. The membership of the Committee shall be determined, and shall be subject to change without cause and without notice from time to time, by the Board of Directors of the Company.

      The Committee is authorized to interpret the provisions of the Plan or of any Option and to make all rules and determinations necessary or advisable for the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final. The Committee's determinations under the Plan do not need to be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan (whether or not such persons are similarly situated). Subject to the provisions of the Plan, Options may be granted upon such terms and conditions as the Committee may prescribe.

V. ELIGIBILITY FOR PARTICIPATION

      The Committee shall determine which Members shall be eligible to participate in the Plan. Without limited the generality of the foregoing, Options may be awarded for reasons of performance, merit, bonus or upon new Members joining the Scientific Board of the Company.

      The Committee may grant to one or more such Members one or more Options, and shall


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designate the number of shares to be optioned under each Option so granted;
provided, however, that no Options shall be granted after December 31, 2002.

      VI. TERMS AND CONDITIONS OF OPTIONS

      No Option issued pursuant to the Plan shall be an incentive stock option under Section 422 of the Code. No purported grant of any Option shall be effective until such Option shall have been approved by the Committee. The Committee may provide that Options be granted subject to such conditions as the Committee may deem appropriate, including without limitation, subsequent approval by the shareholders of the Company of the Plan or any amendments thereto. Each Option shall be subject to at least the following terms and conditions:

      A. Option Price: Each Option Certificate shall state the Option price per share of the Common Stock covered by such Option grant. Except as otherwise determined by the Committee, the Option price per share for Options granted under the Plan shall be equal to the fair market value per share of Common Stock (the "Fair Market Value") on the date of grant of the Option; provided, however, that in no event shall the Option price be less than the par value per share of the Common Stock. Fair Market Value shall be calculated as follows: (i) if the Common Stock is listed on a national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market and sale prices are regularly reported for the Common Stock, then the Fair Market Value shall be the arithmetic mean between the "high" and "low" sale prices for the Common Stock reported on the applicable composite tape or other comparable reporting system on the date of grant, or if the date of grant is not a trading day, on the most recent trading day immediately prior to the date of grant; or (ii) if sale prices are not regularly reported for the Common Stock as described in clause
(i) above but bid and asked prices for the Common Stock are regularly reported, then the Fair Market Value shall be the arithmetic mean between the closing or last bid and asked prices for the Common Stock on the date of grant or, if the date of grant is not a trading day, on the most recent trading day immediately prior to the date of grant; or (iii) if sale prices are not regularly reported for the Common Stock as described in clause (i) or (ii) above, then the Fair Market Value shall be such value as the Committee in good faith determines.

      B. Number of Shares: Each Option Certificate shall state the number of shares of the Common Stock to which it pertains.

      C. Term of Option: Each Option Certificate shall state the term of the Option which shall be ten (10) years from the date of the grant thereof or at such earlier or later time as the Committee shall expressly state in the Option Certificate.

      D. Date of Exercise: Each Option Certificate shall state the date or dates on which the Option becomes exercisable, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the attainment of stated goals or events or through other circumstances or programs approved by the Committee. The Committee shall have the right to accelerate the date of exercise of any installment of any Option.


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      E. Cancellation and Repurchase Rights: An Option Certificate may stipulate that an Option which becomes exercisable shall be subject to cancellation or that shares purchased upon the exercise of such Option shall be subject to repurchase rights in favor of the Company. In such event the Committee shall determine the date or dates, or event or events, upon which such cancellation or repurchase rights shall become effective or shall lapse, as the case may be and those provisions shall be set forth in the Option Certificate.

      F. Medium of Payment: The option price shall be payable upon the exercise of the Option. It shall be payable (a) in United States dollars in cash or by check, (b) if permitted by the Committee, in shares of the Common Stock held by the Option holder for at least six months having a fair market value (determined in the manner provided in Section VI.A as of the date of exercise) equal to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the Option holder's personal note, for full, partial or no recourse, bearing interest payable not less than annually at market rate on the date of exercise and no less than 100% of the applicable Federal rate, as defined in
Section 1274(d) of the Code, with or without the pledge of shares of the Common Stock as collateral, (d) at the discretion of the Committee, in accordance with a cashless exercise program established with a securities brokerage firm, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above.

      G. Exercise of Option and Issue of Shares: Options shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the Option price in accordance with Section VI.F. Such written notice shall be signed by the person exercising the Option, shall state the number of shares of the Common Stock with respect to which the Option is being exercised, and shall contain any warranty required by Article VII of the Plan. The issuance of the shares of the Common Stock upon exercise of the Option may be delayed by the Company if any law or regulation may be delayed by the Company if any law or regulation requires the Company to take any action with respect to the shares prior to the issuance thereof. Without limiting the generality of the foregoing, nothing contained herein shall be deemed to require the Company to issue any shares of the Common Stock if prohibited by law or applicable regulation.

      The shares of the Common Stock shall, upon issuance, be paid-up, non-assessable shares.

      H. Assignability and Transferability of Option: By its terms, an Option granted to an Option holder shall not be transferable by such Option holder other than (i) by will or by the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee. The designation of a beneficiary of an Option by an Option holder shall not be deemed a transfer prohibited by this Section. Except as provided in the preceding sentence, an Option shall be exercisable, during an Option holder's lifetime, only by the Option holder (or his or her legal representative) and shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Section, or the levy of any attachment or similar process upon an Option or other such rights, shall be null and void.


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      I. Other Provisions: The Option Certificates shall be subject to such other terms and conditions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

      J. Tax Withholding: In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder's salary in connection with the exercise of an Option, the Option holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Option holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Common Stock, is authorized by the Committee (and permitted by law); provided, however, that with respect to persons subject to Section 16 of the Exchange Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the Exchange Act. If the Committee allows withholding through use of shares of the Common Stock, it shall be only to the statutory minimum amount. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Section VI.A as of the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Option holder may be required to advance the difference in cash to the Company or the Affiliate employer.

      K. Rights as a Shareholder: No Option holder shall have rights as a shareholder with respect to any shares of the Common Stock covered by such Option except as to such shares as have been registered in the Company's share register in the name of such person upon the due exercise of the Option.

VII. PURCHASE FOR INVESTMENT

      If and to the extent that the issuance of shares pursuant to the exercise of Options is deemed by the Company to be subject to the Securities Act, or to the securities law of any other jurisdiction, the Company shall be under no obligation to issue shares covered by such exercise unless the person or persons who exercises or who exercise such Option shall make such warranty or take such action as may be required by any applicable securities law of any applicable jurisdiction and shall, in the case of the applicability of the Securities Act, in the absence of an effective registration under the Securities Act with respect to such shares, warrant to the Company, at the time of such exercise, that such person is or that they are acquiring the shares to be issued to such person or to them, pursuant to such exercise of the Option, for investment and not with a view to, or for sale in connection with, the distribution of any such shares; and in such events the person or persons acquiring such shares shall be bound by the provisions of a legend endorsed upon any share certificates expressing the requirements of any applicable non-United States securities law, or, in cases deemed governed by the Securities Act, substantially the following legend, which shall be endorsed upon the certificate or certificates evidencing the shares issued by the Company pursuant to such exercise:

            "The securities represented by this certificate have not been registered


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            under the securities laws of any country, including the United
            States Securities Act of 1933, as amended, and the Company may refuse to permit the sale or transfer of all or any of the shares until (1) the Company has received an opinion of counsel satisfactory to the Company that any such transfer is exempt from registration under all applicable securities laws or (2) in the case of sales or transfers to which the united Sates Securities Act of 1933, as amended, is applicable, unless a registration statement with respect to such shares shall be effective under such Act, as amended."

Without limiting the generality of the foregoing, the Company may delay issuance of the shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

VIII. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      In the event that outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustment shall be made in the number and kind of shares for the purchase of which Options may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of shares and in the option price per share subject to outstanding Options so that each Option holder shall be in a position equivalent to the position the Option holder would have been in had the Option holder exercised the Option immediately prior to the applicable event.

IX. DISSOLUTION OR LIQUIDATION OF THE COMPANY

      Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article VIII is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights hereunder of an Option holder or one who acquired an Option by will or by the laws of descent and distribution have not otherwise terminated and expired, the Option holder or such person shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has accrued as of the date of exercise immediately prior to such dissolution or liquidation.

X. TERMINATION OF THE PLAN

      Unless the Committee shall decide to reduce or, subject to shareholder approval, if required under Article XI, to extend the duration of the Plan, the Plan shall terminate on December 31, 2002. Termination of the Plan shall not affect any Options granted or any Option Certificates or agreements executed prior to the effective date of termination.

XI. AMENDMENT OF THE PLAN


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      The Plan may be amended by the Committee or the Board of Directors of the
Company; provided, however, that if the scope of any amendment is such as to require shareholder approval then such amendment shall require approval by the shareholders. Any amendment shall not affect any Options theretofore granted and any Option Certificates or agreements theretofore executed by the Company and any Option holder unless such amendment shall expressly so provide. No amendment shall adversely affect any Option holder with respect to an outstanding Option without the written consent of such Option holder. With the consent of the Option holder affected, the Committee may amend any outstanding Option Certificate or agreement in a manner not inconsistent with the Plan, including, without limitation, to accelerate the date of exercise of any installment of any Option.

XII. EMPLOYMENT RELATIONSHIP

      Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment or consultancy of any Member, nor to present any Member from terminating his employment or consultancy with the Company or an Affiliate.

XIII. EFFECTIVE DATE

      The Plan first became effective on March 6, 1987.

XIV. GOVERNING LAW

      The Plan shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

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